SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 7, 2013
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NETFLIX, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-49802	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Winchester Circle
Los Gatos, CA
95032
(Address of principal executive offices)
(Zip Code)
(408) 540-3700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 7, 2013, Netflix, Inc. (the “Company”) held its annual meeting of stockholders in Los Gatos, California (“Annual Meeting”). As of April 10, 2013, the Company’s record date, there were a total of 56,145,691 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 48,422,348 shares of common stock were represented in person or by proxy and, therefore, a quorum was present.
The stockholders of the Company voted on the following items at the Annual Meeting:

1.	The election of three Class II directors to hold office until the 2016 Annual Meeting of Stockholders;

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013;

3.	Advisory approval of the Company’s executive officer compensation;

4.	A stockholder proposal to repeal the Company’s classified board;

5.	A stockholder proposal regarding majority voting in uncontested director elections;

6.	A stockholder proposal regarding an independent board chair;

7.	A stockholder proposal regarding proxy access for shareholders;

8.	A stockholder proposal regarding simple majority vote right.

For more information about the foregoing proposals, see the Company's definitive proxy statement dated April 26, 2013.
The number of votes cast, as applicable, for, against and withheld, and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:
1. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Timothy M. Haley	20,597,699	19,205,249	8,619,400

Nominee	For	Withheld	Broker Non-Votes
Ann Mather	20,578,697	19,224,251	8,619,400

Nominee	For	Withheld	Broker Non-Votes
Leslie Kilgore	19,852,410	19,950,538	8,619,400
Based on the votes set forth above, the director nominees were duly elected.
2. The Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2013
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 received the following votes:

For	Against	Abstain	Broker Non-Votes
46,962,106	734,127	726,115	—

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 was duly ratified.
3. Advisory Approval of the Company's Executive Officer Compensation
The proposal to receive a non-binding advisory vote on executive compensation received the following votes:

For	Against	Abstain	Broker Non-Votes
38,190,936	1,272,403	339,246	8,619,400
Based on the votes set forth above, the stockholders advised that they were in favor of the named executive officer compensation set forth in the proxy statement.
4. Stockholder Proposal To Repeal the Company's Classified Board
The non-binding proposal from a stockholder to repeal the Company’s classified board received the following votes:

For	Against	Abstain	Broker Non-Votes
35,203,708	4,339,381	259,616	8,619,310
Based on the votes set forth above, the non-binding proposal from a stockholder to repeal the Company’s classified board was duly approved.
5. Stockholder Proposal Regarding Majority Voting in Uncontested Director Elections
The non-binding proposal from a stockholder regarding majority voting in uncontested director elections received the following votes:

For	Against	Abstain	Broker Non-Votes
32,109,849	7,437,644	255,545	8,619,310
Based on the votes set forth above, the non-binding proposal from a stockholder regarding majority voting in uncontested director elections was duly approved.
6. Stockholder Proposal Regarding An Independent Board Chair
The non-binding proposal from a stockholder regarding an independent board chair received the following votes:

For	Against	Abstain	Broker Non-Votes
29,040,296	10,514,832	247,577	8,619,310
Based on the votes set forth above, the non-binding proposal from a stockholder regarding an independent board chair was duly approved.
7. Stockholder Proposal Regarding Proxy Access For Shareholders
The non-binding proposal from a stockholder regarding proxy access for shareholders received the following votes:

For	Against	Abstain	Broker Non-Votes
1,737,431	37,911,313	154,204	8,619,400
Based on the votes set forth above, the non-binding proposal from a stockholder regarding proxy access for shareholders was not approved.

8. Stockholder Proposal Regarding Simple Majority Vote Right
The non-binding proposal from a stockholder regarding simple majority vote right received the following votes:

For	Against	Abstain	Broker Non-Votes
32,143,280	7,513,385	146,040	8,619,310
Based on the votes set forth above, the non-binding proposal from a stockholder regarding simple majority vote right was duly approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.

Date: June 7, 2013

/s/ David Hyman
David Hyman
General Counsel and Secretary